Filed Pursuant to Rule 497(e)
Registration No. 33-48220
THE GABELLI U.S. TREASURY MONEY MARKET FUND (THE “FUND”)
A SERIES OF THE GABELLI MONEY MARKET FUNDS
Supplement dated May 27, 2010, to the Fund’s Class AAA Shares and Class A and
Class C Shares Prospectuses dated January 28, 2010
This supplement provides new and additional information beyond the information already contained in the Prospectuses and should be read in conjunction with the Prospectuses.
The Securities and Exchange Commission has recently amended its regulations with respect to money market funds. Beginning May 28, 2010, all money market funds will be required to comply with SEC requirements with respect to the liquidity of the funds’ investments. Specifically, the Fund will be required to hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its totals assets in “weekly liquid assets.” Daily liquid assets include cash (including demand deposits), direct obligations of the U.S. Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable or payable within one business day. Weekly liquid assets include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days. Also effective May 28, 2010, the Fund will not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities.
In addition, effective June 30, 2010, the Fund will limit its dollar-weighted average portfolio maturity to 60 days or less, and its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset dates) to 120 days.
Further, the right of redemption may be suspended if there is a situation where the Fund needs to rely on Rule 22e-3 under the Investment Company Act of 1940, as amended, in order to facilitate an orderly liquidation of the Fund.